Exhibit 99.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Microsoft Corporation, a Washington corporation (the “Company”), on Form 10-K for the year ending June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, John G. Connors, Chief Financial Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/    JOHN G. CONNORS

John G. Connors
Chief Financial Officer
September 5, 2002